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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21553

ING Global Equity Dividend and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange

Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: August 31, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2013

ING Global Equity Dividend and
Premium Opportunity Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Summary Portfolio of Investments	20
Shareholder Meeting Information	25
Additional Information	26

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGD.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and employing an option strategy of writing call options on a portion of the equity portfolio. During this reporting period, the Fund partially hedged currency exposure to reduce volatility of total return.

For the period ended August 31, 2013, the Fund made monthly distributions totaling $0.50 per share, which were characterized as $0.16 per share return of capital and $0.34 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 4.09% including reinvestments for the period ended August 31, 2013.(1) This NAV return reflects a decrease in the Fund’s NAV from $9.82 on February 28, 2013 to $9.69 on August 31, 2013. Based on its share price, the Fund provided a total return of 7.56% including reinvestments for the period ended August 31, 2013.(2) This share price return reflects an increase in the Fund’s share price from $9.17 on February 28, 2013 to $9.35 on August 31, 2013.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.inginvestment.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
October 5, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2013

By the end of the first month of our new fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 9.79% in 2013. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through August, by which point the Index had added another 7.15%. (The MSCI World IndexSM returned 6.12% for the six-months ended August 31, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the tapering of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t be too worried.

Markets didn’t buy it. Bond yields soared and by June 24, the Index had given back 8%, leading nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time. Not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

Soothed by these and later words of comfort in July, investors drove the Index to a new high for the year on August 2, only to retreat by about 4% by month-end. Nervousness crept in again as reports of falling unemployment to 7.4% and rising gross domestic product (“GDP”) to 2.5% made the early end to quantitative easing all but certain in the minds of many. But was the economy really ready? The 30-year mortgage rate rose by over 1% after early May and in July new home sales plunged 13.4% from June. Retailers Walmart, Macy’s and Kohl’s all lowered expectations for the rest of 2013. Personal incomes and spending were barely rising by the end of August. Finally the imminent threat of military engagement in the Middle East raised oil prices and dampened sentiment.

The securities and currencies of a number of emerging markets were hit particularly hard by the prospective demise of quantitative easing, especially those with current account deficits and stumbling growth, like Turkey, Brazil, Indonesia and India. Quantitative easing had caused vast monetary flows to flood into these markets in search of better returns, in many cases using money borrowed cheaply in U.S. dollars. Talk of the end of the program started the inevitable reversal. In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.61% in the six months through August as an end to quantitative easing presaged weakness in longer dated issues. Sub-indices with the shortest durations held on to positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 8.12%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 3.17%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 0.84%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 8.95%, albeit down 4.5% from its August 2 record closing high. The consumer discretionary sector did best with a gain of 14.55%, followed by health care 14.39%. The worst performers were the telecommunications sector 0.30% and previously in-favor utilities 1.58%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar fell 1.25% against the euro during the six months and 2.20% against the pound, on better economic news from Europe and, some commentators argued, as sales of longer dated U.S. dollar-denominated bonds was partly reinvested in other currencies. But the dollar advanced 6.06% on the yen on confidence that the new Japanese government’s policy to weaken the yen would succeed.

In international markets, the MSCI Japan® Index jumped 14.63%. Encouragingly GDP grew at 2.6% annualized in the second quarter of 2013 after 3.8% in the first. Core consumer prices started rising again, necessary to get consumers and companies spending again. Diluting this better news however, capital spending was still falling while prices were only rising because of energy costs. The MSCI Europe ex UK® Index rose 5.06%, the euro zone at last reporting slim GDP growth after six straight quarterly declines. The numbers of unemployed edged down in June and July, but not enough to dent the record rate of 12.1%. Closely watched purchasing managers’ indices indicated expansion in August for the first time since January 2012. The MSCI UK® Index added only 3.11%, weighed down by weak Materials and Banking sectors. GDP in the first quarter of 2013 reclaimed the fourth quarter’s 0.3% loss before recording 0.7% in the second quarter. Purchasing managers’ indices, retail sales, industrial production and consumer confidence were showing clear improvement as August ended.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE BuyWrite Monthly Index”)	A passive total return index based on selling the near-term, at-the-money S&P 500® Index call option against the S&P 500® stock index portfolio each month, on the day the current contract expires.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING GLOBAL EQUITY DIVIDEND
AND PREMIUM OPPORTUNITY FUND

PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of August 31, 2013 (as a percentage of net assets)

United States	39.7%
United Kingdom	8.5%
Japan	8.3%
France	7.0%
Germany	7.0%
Canada	5.6%
Switzerland	4.6%
Netherlands	3.1%
Italy	2.5%
Singapore	1.9%
Countries between 0.4%–1.8%ˆ	8.4%
Assets in Excess of Other Liabilities	3.4%
Net Assets	100.0%

ˆ Includes 8 countries, which each represents 0.4%–1.8% of net assets.
Portfolio holdings are subject to change daily.

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) seeks to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from call option writing. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund’s secondary investment objective is capital appreciation.

Portfolio Management: The Fund is managed by Bruno Springael, Nicolas Simar, Willem van Dommelen, Edwin Cuppen, Bas Peeters, and Herman Klein, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.

Equity Portfolio Construction: The stock selection process begins with constructing an eligible universe of global common stocks with market capitalizations typically over $1 billion that have a history of paying dividend yields. Through a multi-step screening process of various fundamental factors and fundamental analysis, the portfolio managers construct a portfolio generally consisting of 80–120 common stocks with a history of attractive dividend yields and stable or growing dividends that are supported by business fundamentals. The portfolio generally seeks to target a dividend yield higher than that of the MSCI World IndexSM dividend yield. Stocks that do not pay dividends may also be selected for portfolio construction and risk control purposes.

The Fund’s Integrated Option Strategy: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by primarily selling call options on selected indices and/or on individual securities and/or exchange traded funds (“ETFs”).

The Fund’s call option writing is determined based on stock outlook, market opportunities and option price volatility. The Fund seeks to sell call options that are generally short-term (between 10 days and three months until expiration) and at-the-money, out-of-the-money, or near-the-money. The underlying value of such calls will generally represent 35% to 75% of the value of the Fund’s portfolio. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Call options can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

The Fund may seek to, and during the reporting period sought to, partially hedge the foreign currency risk inherent in its international equity holdings. Such currency hedges are generally implemented by buying out-of-the-money puts on international currencies versus the U.S. dollar and financing them by writing out-of-the-money FX calls. The Fund may also hedge currency exposure by selling the international currencies forward.

The Fund may also invest in other derivative instruments such as futures for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets, market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

Additionally, the Fund retains the ability to partially hedge against significant market declines by buying out-of-the-money put options on regional or country indices, such as the S&P 500® Index, the Financial Times Stock Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Euro Stoxx 50 (Price) Index (“EuroStoxx 50”) or any other broad-based global or regional securities index with an active derivatives market.

Top Ten Holdings as of August 31, 2013 (as a percentage of net assets)

Pfizer, Inc.	1.6%
Novartis AG	1.6%
Freeport-McMoRan Copper & Gold, Inc.	1.5%
Eli Lilly & Co.	1.5%
General Electric Co.	1.5%
Royal Dutch Shell PLC	1.5%
ExxonMobil Corp.	1.5%
Microsoft Corp.	1.5%
Metlife, Inc.	1.4%
Apple, Inc.	1.1%

Portfolio holdings are subject to change daily.

Performance: Based on net asset value (“NAV”) as of August 31, 2013, the Fund provided a total return of 4.09% for the period. This NAV return reflects a decrease in the Fund’s NAV from $9.82 on February 28, 2013 to $9.69 on August 31, 2013. Based on its share price, the Fund provided a total return of 7.56% for the period. This share price return reflects an increase in the Fund’s share price from $9.17 on February 28, 2013 to $9.35 on August 31, 2013. The reference indices, the MSCI World IndexSM and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index (“BXM Index”), returned 6.12% and 2.23%, respectively, for the reporting period. During the period, the Fund made monthly distributions totaling $0.50 per share, which were characterized as $0.16 per share return of capital and $0.34 per share net investment income. As of August 31, 2013, the Fund had 97,548,925 shares outstanding.

Portfolio Specifics: Global equities made strong gains over the reporting period. The United States and Japan were the strongest regions while emerging markets lagged. The period began strongly but there were large regional divergences. Japanese and U.S. equities advanced on the strength of their earnings and macro-economic data, whereas Europe faltered due to political uncertainty and the emerging markets fell as investments flowed out of the region. Equities stumbled worldwide after the U.S. Federal Reserve (the “Fed”) announced that it could start tapering off quantitative easing if the U.S. economy continued to recover. The news sent U.S. yields significantly higher and pressured defensive equity sectors, which had

ING GLOBAL EQUITY DIVIDEND
AND PREMIUM OPPORTUNITY FUND

PORTFOLIO MANAGERS’ REPORT

acted as a bond proxy for yield seeking investors. Global equities resumed their upward path in July after central bankers reassured investors that monetary policies would remain accommodative, and in response to further improvement of macro-economic data. Nonetheless, tapering fears, turmoil in emerging market currencies and the crisis in Syria caused stocks to retreat at period-end and give back much of their year-to-date gains. The consumer discretionary and health care sectors were the best performers during the period; raw materials companies were the weakest on falling commodity prices.

Equity Portfolio: The equity portfolio part of the strategy slightly outperformed the reference index during the reporting period. Both sector allocation and stock selection added to relative return. Our underweight in the expensive defensive growth consumer staples sector contributed after rising yields pressured valuations downward. The gain was offset partially by our underweight of the consumer discretionary sector, which performed strongly. Stock selection’s strongest contribution came from financials. U.S. life insurer MetLife, Inc. was the top portfolio performer, benefiting from rising long-term yields and from the company’s announcement of a dividend increase. Raw material stocks were among the worst active positions; Barrick Gold Corp. detracted the most after gold prices collapsed on Fed tapering talk.

At period end, consumer staples, consumer discretionary and financials are the largest underweights while utilities, health care and materials represent our preferred sectors. North America is a substantial underweight, since we believe its valuations are quite stretched and the market already discounts positive earnings momentum. Continental Europe remains the largest overweight; valuation differentials narrowed after the recent rally, but in our view earnings expectations are still low.

Options Portfolio: During the reporting period, index call options were written on around 60% of the market value of the Fund. The calls were sold on the following indices: Nikkei 225, DJ Eurostoxx 50, FTSE 100 and S&P 500®. The strikes of the call options written were approximately at-the-money. The Fund also uses derivative instruments such as futures to make market directional tactical decisions to enhance returns and to protect against a decline in its assets.

Relevant markets rallied from March until the end of August. At the same time, implied volatility also increased. Our short call-option positions detracted from performance in this rallying market, while our futures overlay strategy contributed, albeit marginally.

A significant part of the Fund’s investments is directly exposed to currency risk, due to investments in global markets. We partially hedge this risk by purchasing foreign exchange (“FX”) options. We write FX options to finance the Fund’s FX options purchases; in doing so, the Fund will give up part of its FX upside potential in return for cheaper downside protection.

During the reporting period, the U.S. dollar weakened against the euro and sterling, while strengthening against the yen. Especially in the first months of the period, the dollar strengthened against all relevant currencies. This resulted in a positive payoff from the options, which protected the portfolio from adverse FX fluctuations. The strengthening of the dollar against yen, in particular, contributed significantly to performance.

Outlook and Current Strategy: Our assessment of the equity markets remains positive for the coming months. We believe global earnings growth has bottomed and will show improvement as the economic recovery gains traction. Globally, earnings seem in line with expectations and in our opinion, point to strong results for financials. Equity valuations remain supportive. We see three factors that we believe will underpin current valuations. Despite tapering talk, we believe monetary policy will remain loose, which will keep interest rates very low. This will make debt instruments generally less attractive and push investors seeking higher returns toward equities. We further believe that corporate earnings have reached a low point and will begin to rise going forward. Finally, our view is the economic risk is declining, and that once investors realize this they will embrace riskier assets such as equities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2013 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$913,732,298
Cash	9,488,477
Cash collateral for futures	1,238,898
Foreign currencies at value**	17,168,685
Foreign cash collateral for futures***	3,785,660
Receivables:
Investment securities sold	1,085,452
Dividends	2,341,273
Foreign tax reclaims	1,357,837
Prepaid expenses	1,530
Reimbursement due from manager	17,740
Total assets	950,217,850
LIABILITIES:
Payable for investment securities purchased	320,003
Payable for investment management fees	858,404
Payable for administrative fees	81,752
Payable for trustee fees	14,433
Other accrued expenses and liabilities	289,358
Written options, at fair valueˆ	3,711,915
Total liabilities	5,275,865
NET ASSETS	$944,941,985

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,283,422,512
Undistributed net investment income	1,989,193
Accumulated net realized loss	(413,317,443)
Net unrealized appreciation	72,847,723
NET ASSETS	$944,941,985

____________
* Cost of investments in securities	$850,250,575
** Cost of foreign currencies	$17,553,641
*** Cost of foreign cash collateral for futures	$3,785,660
ˆ Premiums received on written options	$13,677,512

Net assets	$944,941,985
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	97,548,925
Net asset value	$9.69

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$18,408,042
Total investment income	18,408,042

EXPENSES:
Investment management fees	5,106,534
Transfer agent fees	16,099
Administrative service fees	486,332
Shareholder reporting expense	91,135
Professional fees	44,648
Custody and accounting expense	121,164
Trustee fees	18,032
Miscellaneous expense	69,315
Total expenses	5,953,259
Net waived and reimbursed fees	(134,843)
Net expenses	5,818,416
Net investment income	12,589,626

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	42,698,605
Foreign currency related transactions	(246,475)
Futures	6,075,647
Written options	(32,634,418)
Net realized gain	15,893,359
Net change in unrealized appreciation (depreciation) on:
Investments	(1,968,324)
Foreign currency related transactions	112,497
Futures	(1,630,491)
Written options	10,956,781
Net change in unrealized appreciation (depreciation)	7,470,463
Net realized and unrealized gain	23,363,822
Increase in net assets resulting from operations	$35,953,448

________________
* Foreign taxes withheld	$1,265,976

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2013	Year Ended February 28, 2013
FROM OPERATIONS:
Net investment income	$12,589,626	$25,971,993
Net realized gain	15,893,359	41,462,564
Net change in unrealized appreciation	7,470,463	18,508,133
Increase in net assets resulting from operations	35,953,448	85,942,690

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(33,519,113)	(24,532,646)
Return of capital	(15,645,545)	(79,942,253)
Total distributions	(49,164,658)	(104,474,899)

FROM CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	—	—
Net decrease in net assets	(13,211,210)	(18,532,209)

NET ASSETS:
Beginning of year or period	958,153,195	976,685,404
End of year or period	$944,941,985	$958,153,195
Undistributed net investment income at end of year or period	$1,989,193	$4,187,508

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
		Income (loss) from investment operations				Less distributions										Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Adjustment to paid-in capital for offering costs	Net asset value, end of year or period	Market Value, end of year or period	Total Investment Return at net asset value(1)	Total Investment Return at market value(2)	Net assets, end of year or period 000’s	Gross expenses prior to expense waiver(3)(4)	Net expenses after expense waiver(3)(4)	Net investment income (loss)(3)	Portfolio Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-13	9.82	0.13		0.24	0.37	0.34	—	0.16	0.50	—	9.69	9.35	4.09	7.56	944,942	1.22	1.20	2.59	20
02-28-13	10.01	0.27		0.61	0.88	0.25	—	0.82	1.07	—	9.82	9.17	10.34	7.88	958,153	1.23	1.18	2.78	75
02-29-12	11.39	0.36	•	(0.55)	(0.19)	0.26	—	0.93	1.19	—	10.01	9.56	(1.13)	(3.28)	976,685	1.24	1.14	3.45	90
02-28-11	11.58	0.35		0.76	1.11	0.82	—	0.48	1.30	—	11.39	11.12	10.44	0.29	1,108,699	1.22	1.07	3.16	58
02-28-10	9.81	0.38		3.17	3.55	0.30	—	1.48	1.78	—	11.58	12.45	38.12	78.96	1,117,910	1.23	1.03	3.34	72
02-28-09	17.39	0.68	•	(6.39)	(5.71)	0.95	—	0.92	1.87	—	9.81	8.14	(34.02)	(45.09)	947,889	1.22	1.02	4.76	84
02-29-08	19.98	0.66	•	(1.18)	(0.52)	0.61	1.35	0.11	2.07	—	17.39	17.34	(2.74)	(5.71)	1,691,458	1.23	1.03	3.40	79
02-28-07	19.08	0.67	•	2.09	2.76	0.57	1.24	0.06	1.87	0.01	19.98	20.55	15.32	19.35	1,933,397	1.21	1.01	3.43	119
03-31-05(5)–02-28-06	19.06 (6)	0.63		0.79	1.42	0.66	0.43	0.31	1.40	—	19.08	18.96	7.84	2.13	1,825,844	1.23	1.03	3.75	112

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

(6)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and the offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculations of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the Fund. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer duration, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter duration. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the sub-adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. As of August 31, 2013, the total fair value of purchased OTC put options subject to counterparty credit risk was $775,185. The counterparties did not post any collateral to the Fund at year end. There were no credit events during the period ended August 31, 2013 that triggered any credit related contingent features.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2013, the total value of written OTC call options subject to Master Agreements in a liability position was $3,711,915. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post collateral for its open written OTC call options at year end. There were no credit events during the period ended August 31, 2013 that triggered any credit related contingent features.

H. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended August 31, 2013, the Fund had purchased futures contracts on various equity indices primarily to provide exposures to such index returns while allowing the fund managers to maintain a certain level of cash balances in the Fund. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended August 31, 2013, the Fund had an average notional value on purchased and sold futures of $77,981,420 and $13,688,018, respectively. Please refer to the Summary Portfolio of Investments for open futures contracts at August 31, 2013.

I.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund’s option strategy seeks to reduce volatility of total returns and to supplement distributions by selling call options and may also purchase put options on equity indices.

The Fund is also subject to foreign currency risk given its significant investments in foreign equities. In order to mitigate this risk, the Fund uses foreign-exchange option collars. Please refer to Note 7 for the volume of both purchased and written option activity during the period ended August 31, 2013.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under an investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. For the first five years of the Fund’s existence, the Investment Adviser will contractually waive a portion of its fee equivalent to 0.20% of the Fund’s managed assets. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. The management fee waiver expired on April 1, 2013. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2013, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Advisors B.V. (“IIMA”), a subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands. Subject to policies as the Board or the Investment Adviser might determine, IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

Effective, July 5, 2013, the Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company. Subject to policies as the Board or the Investment Adviser might determine, ING IM will manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Investment Adviser has also retained ING Investment Management Co. LLC (“ING IM” or “Consultant”), a Delaware limited liability company, to provide certain consulting services for the Investment Adviser. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant.

ING Funds Services, LLC (the “Administrator”), a Delaware limited liability company, serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets.

NOTE 4 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses (and acquired fund fees and expenses) to 1.20% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual through March 1, 2014 and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

As of August 31, 2013, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

August 31,
2014	2015	2016	Total
$—	$—	$92,667	$92,667

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2013, excluding short-term securities, were $191,311,275 and $265,524,076, respectively.

NOTE 7 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased OTC put options on foreign currencies were as follows:

	USD NOTIONAL	Cost
Balance at 02/28/13	$212,200,000	$1,063,580
Options Purchased	390,500,000	2,447,215
Options Expired	(277,300,000)	(1,562,070)
Options Exercised	—	—
Options Terminated in Closing Sell Transactions	(88,400,000)	(484,550)
Balance at 08/31/13	$237,000,000	$1,464,175

Transactions in written OTC call options on foreign currencies were as follows:

	USD NOTIONAL	Premiums Received
Balance at 02/28/13	$212,200,000	$1,063,580
Options Written	433,000,000	2,608,715
Options Expired	(340,200,000)	(1,817,120)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(68,000,000)	(391,000)
Balance at 08/31/13	$237,000,000	$1,464,175

Transactions in written OTC call options on indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/13	654,800	$9,871,846
Options Written	2,664,500	48,149,932
Options Expired	(609,900)	(10,769,657)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(2,007,200)	(35,038,784)
Balance at 08/31/13	702,200	$12,213,337

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 9 — CAPITAL SHARES

There was no capital shares activity during the six months ended August 31, 2013 and during the year ended February 28, 2013.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2013. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2012
Ordinary Income	Return of Capital
$28,520,289	$76,832,550

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Capital Loss Carryforwards
Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$45,082,755	$(106,960,018)	Short-term	2016
	(325,327,424)	Short-term	2017
	(2,533,709)	Short-term	None
	$(434,821,151)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of August 31, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, and the Administrator, are indirect, wholly-owned subsidiaries of ING U.S., Inc. ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”).

On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. will not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering is expected to occur on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. will not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Fund were asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of the Fund approved new advisory and sub-advisory agreements on July 5, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

Shareholder Proxy Proposals

At a meeting of the Board on January 10, 2013, the Board nominated to Class II of the Board five individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include John V. Boyer, Patricia W. Chadwick, and Sheryl K. Pressler, each of whom was a current member of the Board. In addition, the Board nominated to Class II of the Board Albert E. DePrince Jr. and Martin J. Gavin and appointed to Class I of the Board Joseph E. Obermeyer and Russell H. Jones, each of whom was not a member of the Board at the time, but who served as a director or trustee to other investment companies in the ING Funds complex. The Nominees were approved by shareholders on May 6, 2013. The election of the Nominees was effective on May 21, 2013. The appointment of Messrs. Obermeyer and Jones was effective May 21, 2013. These nominations and appointments were, in part, the result of an effort on the part of the Board, another board in the ING Funds complex, and the Investment Adviser to the Fund to consolidate the membership of the boards so that the same members serve on each board in the ING Funds complex. The result is that all ING Funds are now governed by Boards that are compromised of the same individuals.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2013, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.084	8/15/2013	9/16/2013	9/5/2013
$0.076	9/16/2013	10/15/2013	10/3/2013

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

The Fund was granted exemptive relief by the SEC (the “Order”), which under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.6%
		Australia: 1.2%
1,219,904		Other Securities	$11,056,569	1.2

		Brazil: 0.4%
501,148		Other Securities	3,984,127	0.4

		Canada: 5.6%
129,324		Canadian Imperial Bank of Commerce	10,099,869	1.1
322,421	@	Cenovus Energy, Inc.	9,238,266	1.0
431,964		Shaw Communications, Inc. — Class B	10,408,475	1.1
214,531	@	TransCanada Corp.	9,350,725	1.0
612,091		Other Securities	13,660,372	1.4
			52,757,707	5.6

		China: 1.5%
2,970,000		BOC Hong Kong Holdings Ltd.	9,339,601	1.0
93,997		Other Securities	5,073,018	0.5
			14,412,619	1.5

		France: 7.0%
147,043		BNP Paribas	9,219,103	1.0
172,168		Capgemini S.A.	9,430,193	1.0
200,337		Cie de Saint-Gobain	9,343,468	1.0
316,344	@	Eutelsat Communications	9,460,892	1.0
478,112		Gaz de France	10,373,527	1.1
187,581		Vinci S.A.	9,678,603	1.0
91,424		Other Securities	8,761,756	0.9
			66,267,542	7.0

		Germany: 7.0%
91,045		Bayer AG	10,119,226	1.1
134,447		DaimlerChrysler AG	9,225,471	1.0
747,444		Deutsche Telekom AG	9,569,101	1.0
580,763		E.ON AG	9,190,203	1.0
250,682		Metro AG	9,185,756	1.0
92,010		Siemens AG	9,745,335	1.0
203,287		Other Securities	8,824,850	0.9
			65,859,942	7.0

		Hong Kong: 0.5%
709,000		Other Securities	4,783,121	0.5

		Israel: 0.6%
857,201		Other Securities	5,932,688	0.6

		Italy: 2.5%
422,987		ENI S.p.A.	9,634,705	1.0
12,950,064		Telecom Italia S.p.A.	9,019,466	1.0
257,261		Other Securities	4,920,849	0.5
			23,575,020	2.5

COMMON STOCK: (continued)
		Japan: 8.3%
1,615,400		Mitsubishi UFJ Financial Group, Inc.	$9,414,238	1.0
757,600		Mitsui & Co., Ltd.	10,476,756	1.1
218,400		Takeda Pharmaceutical Co., Ltd.	9,883,626	1.1
2,409,400		Other Securities	48,356,227	5.1
			78,130,847	8.3

		Luxembourg: 1.0%
759,482		ArcelorMittal	9,716,546	1.0

		Netherlands: 3.1%
440,455		Royal Dutch Shell PLC	14,248,215	1.5
1,181,233		Other Securities	15,153,730	1.6
			29,401,945	3.1

		Singapore: 1.9%
585,000		United Overseas Bank Ltd.	9,096,097	1.0
3,202,000		Other Securities	8,792,116	0.9
			17,888,213	1.9

		Sweden: 1.8%
651,826		Volvo AB — B Shares	9,383,200	1.0
612,488		Other Securities	7,203,347	0.8
			16,586,547	1.8

		Switzerland: 4.6%
328,380		Credit Suisse Group	9,465,362	1.0
203,519		Novartis AG	14,826,303	1.6
39,897		Roche Holding AG — Genusschein	9,944,934	1.0
36,776		Zurich Insurance Group AG	9,145,608	1.0
			43,382,207	4.6

		Taiwan: 1.4%
909,248		Other Securities	13,341,530	1.4

		United Kingdom: 8.5%
1,359,109		BP PLC	9,397,935	1.0
871,842		HSBC Holdings PLC	9,128,093	1.0
1,715,788		J Sainsbury PLC	10,228,895	1.1
1,312,918		Rexam PLC	9,930,587	1.0
221,409		Rio Tinto PLC	9,996,509	1.1
3,494,585		Other Securities	31,864,660	3.3
			80,546,679	8.5

		United States: 39.7%
223,672		AbbVie, Inc.	9,530,664	1.0
88,406		Amgen, Inc.	9,630,950	1.0
21,720		Apple, Inc.	10,578,726	1.1
113,580		Caterpillar, Inc.	9,374,893	1.0
79,366		Chevron Corp.	9,558,047	1.0
400,608		Cisco Systems, Inc.	9,338,172	1.0
281,883		Dow Chemical Co.	10,542,424	1.1
278,823		Eli Lilly & Co.	14,331,502	1.5
161,700		ExxonMobil Corp.	14,093,772	1.5

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
474,496		Freeport-McMoRan Copper & Gold, Inc.	$14,339,269	1.5
618,690		General Electric Co.	14,316,487	1.5
180,585		JPMorgan Chase & Co.	9,124,960	1.0
168,286		L Brands, Inc.	9,652,885	1.0
99,000		McDonald’s Corp.	9,341,640	1.0
290,239		Metlife, Inc.	13,406,139	1.4
418,354		Microsoft Corp.	13,973,024	1.5
226,200		Northeast Utilities	9,267,414	1.0
103,531		Occidental Petroleum Corp.	9,132,470	1.0
529,219		Pfizer, Inc.	14,929,268	1.6
137,274		PNC Financial Services Group, Inc.	9,920,792	1.1
328,579		PPL Corp.	10,087,375	1.1
126,132		Procter & Gamble Co.	9,824,422	1.0
295,750		Public Service Enterprise Group, Inc.	9,588,215	1.0
185,611		St. Jude Medical, Inc.	9,356,651	1.0
289,579	@	Tyco International Ltd.	9,567,690	1.0
256,878		UGI Corp.	10,069,618	1.1
52,287		VF Corp.	9,788,649	1.0
241,316		Wells Fargo & Co.	9,913,261	1.1
2,501,249		Other Securities	72,753,885	7.6
			375,333,264	39.7
		Total Common Stock (Cost $848,786,400)	912,957,113	96.6

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
16,000,000	@	Put EUR/USD, Strike @ 1.295, Exp. 11/20/13 Counterparty: JPMorgan Chase & Co.	142,283	0.0
13,000,000	@	Put EUR/USD, Strike @ 1.272, Exp. 10/21/13 Counterparty: JPMorgan Chase & Co.	40,418	0.0
15,000,000	@	Put EUR/USD, Strike @ 1.265, Exp. 09/20/13 Counterparty: JPMorgan Chase & Co.	5,239	0.0
49,000,000	@	Put GBP/USD, Strike @ 1.486, Exp. 09/20/13 Counterparty: JPMorgan Chase & Co.	15,562	0.0
40,000,000	@	Put GBP/USD, Strike @ 1.511, Exp. 11/20/13 Counterparty: JPMorgan Chase & Co.	291,875	0.1
39,000,000	@	Put GBP/USD, Strike @ 1.477, Exp. 10/21/13 Counterparty: JPMorgan Chase & Co.	73,912	0.0
PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
22,000,000	@	Put JPY/USD, Strike @ 105.200, Exp. 10/21/13 Counterparty: Goldman Sachs & Co.	$43,325	0.0
25,000,000	@	Put JPY/USD, Strike @ 104.930, Exp. 09/20/13 Counterparty: Goldman Sachs & Co.	10,223	0.0
18,000,000	@	Put JPY/USD, Strike @ 102.600, Exp. 11/20/13 Counterparty: Goldman Sachs & Co.	152,348	0.0
			775,185	0.1

		Total Purchased Options (Cost $1,464,175)	775,185	0.1

		Total Investments in Securities (Cost $850,250,575)	$913,732,298	96.7
		Assets in Excess of Other Liabilities	31,209,687	3.3
		Net Assets	$944,941,985	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $850,432,604.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$100,486,256
Gross Unrealized Depreciation	(37,186,562)
Net Unrealized Appreciation	$63,299,694

Sector Diversification	Percentage of Net Assets
Financials	18.2%
Health Care	13.2
Industrials	11.1
Energy	10.7
Information Technology	10.2
Consumer Discretionary	9.3
Materials	7.2
Utilities	7.2
Consumer Staples	4.8
Telecommunication Services	4.7
Options on Currencies	0.1
Assets in Excess of Other Liabilities	3.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of August 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$11,056,569	$—	$11,056,569
Brazil	3,984,127	—	—	3,984,127
Canada	52,757,707	—	—	52,757,707
China	5,073,018	9,339,601	—	14,412,619
France	—	66,267,542	—	66,267,542
Germany	—	65,859,942	—	65,859,942
Hong Kong	—	4,783,121	—	4,783,121
Israel	—	5,932,688	—	5,932,688
Italy	—	23,575,020	—	23,575,020
Japan	—	78,130,847	—	78,130,847
Luxembourg	—	9,716,546	—	9,716,546
Netherlands	—	29,401,945	—	29,401,945
Singapore	—	17,888,213	—	17,888,213
Sweden	—	16,586,547	—	16,586,547
Switzerland	—	43,382,207	—	43,382,207
Taiwan	8,532,507	4,809,023	—	13,341,530
United Kingdom	8,948,660	71,598,019	—	80,546,679
United States	375,333,264	—	—	375,333,264
Total Common Stock	454,629,283	458,327,830	—	912,957,113
Purchased Options	—	775,185	—	775,185
Total Investments, at fair value	$454,629,283	$459,103,015	$—	$913,732,298
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(3,711,915)	$—	$(3,711,915)
Futures	(182,284)	—	—	(182,284)
Total Liabilities	$(182,284)	$(3,711,915)	$—	$(3,894,199)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING Global Equity Dividend and Premium Opportunity Fund Open Futures Contracts on August 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	31	09/20/13	$3,078,430	$(26,869)
Nikkei 225 Index	210	09/12/13	14,281,968	(77,357)
			$17,360,398	$(104,226)
Short Contracts
S&P 500 E-Mini	(47)	09/20/13	(3,833,555)	(78,058)
			$(3,833,555)	$(78,058)

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

ING Global Equity Dividend and Premium Opportunity Fund Written OTC Options on August 31, 2013:

Number of Contracts/Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
5,000	BNP Paribas Bank	Call on Euro Stoxx 50® Index	2,814.373	EUR	09/20/13	$399,566	$(83,765)
5,300	Goldman Sachs & Co.	Call on Euro Stoxx 50® Index	2,716.690	EUR	09/06/13	434,335	(220,471)
5,000	UBS Warburg LLC	Call on Euro Stoxx 50® Index	2,838.432	EUR	10/04/13	422,104	(110,713)
5,000	BNP Paribas Bank	Call on FTSE 100 Index	6,603.140	GBP	09/20/13	988,839	(156,098)
4,900	Goldman Sachs & Co.	Call on FTSE 100 Index	6,562.550	GBP	09/06/13	1,025,801	(52,757)
5,000	UBS Warburg LLC	Call on FTSE 100 Index	6,468.471	GBP	10/04/13	987,649	(712,910)
168,400	Barclays Bank PLC	Call on Nikkei 225 Index	14,479.062	JPY	09/20/13	831,026	(53,087)
168,900	UBS Warburg LLC	Call on Nikkei 225 Index	13,633.180	JPY	10/04/13	854,920	(511,726)
156,200	UBS Warburg LLC	Call on Nikkei 225 Index	14,765.536	JPY	09/06/13	843,991	(402)
60,500	BNP Paribas Bank	Call on S&P 500 Index	1,656.989	USD	10/04/13	1,925,140	(1,000,647)
58,400	Citigroup, Inc.	Call on S&P 500 Index	1,702.546	USD	09/20/13	1,691,982	(89,094)
59,600	UBS Warburg LLC	Call on S&P 500 Index	1,683.650	USD	09/06/13	1,807,984	(22,624)
Options on Currencies
13,000,000	JPMorgan Chase & Co.	Call EUR/USD	1.353	USD	10/21/13	65,000	(48,334)
15,000,000	JPMorgan Chase & Co.	Call EUR/USD	1.356	USD	09/20/13	90,000	(8,095)
16,000,000	JPMorgan Chase & Co.	Call EUR/USD	1.377	USD	11/20/13	89,600	(37,478)
39,000,000	JPMorgan Chase & Co.	Call GBP/USD	1.572	USD	10/21/13	211,575	(224,700)
49,000,000	JPMorgan Chase & Co.	Call GBP/USD	1.588	USD	09/20/13	294,000	(30,689)
40,000,000	JPMorgan Chase & Co.	Call GBP/USD	1.603	USD	11/20/13	220,000	(121,376)
25,000,000	Goldman Sachs & Co.	Call JPY/USD	91.200	USD	09/20/13	225,000	(9,074)
18,000,000	Goldman Sachs & Co.	Call JPY/USD	91.580	USD	11/20/13	126,000	(90,111)
22,000,000	Goldman Sachs & Co.	Call JPY/USD	94.170	USD	10/21/13	143,000	(127,764)
			Total Written OTC Options			$13,677,512	$(3,711,915)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$775,185
Total Asset Derivatives		$775,185
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation**	$182,284
Equity Contracts	Written options, at fair value	3,014,294
Foreign exchange contracts	Written options, at fair value	697,621
Total Liability Derivatives		$3,894,199

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Written options	Total
Equity contracts	$—	$6,075,647	$(33,407,179)	$(27,331,532)
Foreign exchange contracts	2,805,688	—	772,761	3,578,449
Total	$2,805,688	$6,075,647	$(32,634,418)	$(23,753,083)

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Written options	Total
Equity contracts	$—	$(1,630,490)	$10,957,228	$9,326,738
Foreign exchange contracts	(3,746,774)	—	(447)	(3,747,221)
Total	$(3,746,774)	$(1,630,490)	$10,956,781	$5,579,517

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2013:

	BNP Paribas Bank	Barclays Bank PLC	Citigroup, Inc.	Goldman Sachs & Co.	JPMorgan Chase & Co.	UBS Warburg LLC	Totals
Assets:
Purchased options	$—	$—	$—	$205,896	$569,289	$—	$775,185
Total Assets	$—	$—	$—	$205,896	$569,289	$—	$775,185
Liabilities:
Written options	$1,240,510	$53,087	$89,094	$500,177	$470,672	$1,358,375	$3,711,915
Total Liabilities	$1,240,510	$53,087	$89,094	$500,177	$470,672	$1,358,375	$3,711,915
Net OTC derivative instruments by counterparty, at fair value	$(1,240,510)	$(53,087)	$(89,094)	$(294,281)	$98,617	$(1,358,375)	$(2,936,730)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(1,240,510)	$(53,087)	$(89,094)	$(294,281)	$98,617	$(1,358,375)	$(2,936,730)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2013:

Indices
% of Total Net Assets against which calls written	60.12%
Average Days to Expiration at time written	49 days
Average Call Moneyness* at time written	OTM/ATM
Premiums received for calls	$12,213,337
Value of calls	$(3,014,294)

Currencies
% of Total Net Assets against which calls/puts written	24.76%
Average Days to Expiration at time written	92 days
Average Call Moneyness* at time written	OTM
Premiums received for calls	$1,464,175
Value of calls	$(697,621)

Supplemental Put Option Statistics as of August 31, 2012:

Currency
% of Total Net Assets against which Currency calls/puts purchased	24.76%
Average Days to Expiration at time purchased	92 days
Average Currency Put Moneyness* at time purchased	OTM
Premiums Paid for puts	$1,464,175
Value of puts	$775,185

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

An annual shareholder meeting of the ING Global Equity Dividend and Premium Opportunity Fund Registrant was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1    To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3    To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Advisors, V.B. (“IIMA”) with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5    To elect five nominees to the Boards of Trustees of certain Funds.

7    To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Equity Dividend and Premium Opportunity Fund	1*	36,919,241.360	2,188,524.772	1,592,756.996	22,882,130.908	63,582,654.036
	3*	36,810,449.720	2,270,228.887	1,619,794.521	22,882,130.908	63,582,604.036

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
John V. Boyer	5**	60,585,859.626	2,996,794.410	0.000	0.000	63,582,654.036
Patricia W. Chadwick	5**	60,586,473.133	2,996,180.903	0.000	0.000	63,582,654.036
Albert E. DePrince, Jr.	5**	60,557,152.663	3,025,501.373	0.000	0.000	63,582,654.036
Martin J. Gavin	5**	60,562,934.191	3,019,719.845	0.000	0.000	63,582,654.036
Sheryl K. Pressler	5**	60,578,338.248	3,004,315.788	0.000	0.000	63,582,654.036

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	7*	36,938,481.567	2,178,497.400	1,583,544.161	22,882,130.908	63,582,654.036

*	Proposals deferred; adjourned to July 5, 2013

**	Proposal Passed

An annual shareholder meeting of the ING Global Equity Dividend and Premium Opportunity Fund Registrant was held July 5, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Equity Dividend and Premium Opportunity Fund	1*	46,686,745.777	2,778,307.039	2,146,636.896	17,549,933.254	69,161,622.966
	3*	46,568,585.640	2,877,800.983	2,165,303.089	17,549,933.254	69,161,622.966
	7*	46,703,915.003	2,779,513.724	2,128,260.985	17,549,933.254	69,161,622.966

*	Proposals Passed

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund other than that listed below.

The Fund may lend portfolio securities in an amount equal to up to 33-1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2013 Distributions:

Declaration Date	Ex-Dividend Date	Payable Date
January 15, 2013	February 1, 2013	February 15, 2013
February 15, 2013	March 1, 2013	March 15, 2013
March 15, 2013	April 1, 2013	April 15, 2013
April 15, 2013	May 1, 2013	May 15, 2013
May 15, 2013	June 3, 2013	June 17, 2013
June 17, 2013	July 1, 2013	July 15, 2013
July 15, 2013	August 1, 2013	August 15, 2013
August 15, 2013	September 3, 2013	September 16, 2013
September 16, 2013	October 1, 2013	October 15, 2013
October 15, 2013	November 1, 2013	November 15, 2013
November 15, 2013	December 2, 2013	December 16, 2013
December 16, 2013	December 27, 2013	January 15, 2014

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2013 was 108, which does not include approximately 34,839 beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on June 27, 2013 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

SAR-UIGD     (0813-102513)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.6%
		Australia: 1.2%
555,309		ALS Ltd./Queensland	4,519,914	0.5
664,595		Westfield Group	6,536,655	0.7
			11,056,569	1.2

		Brazil: 0.4%
501,148		Cia Energetica de Minas Gerais ADR	3,984,127	0.4

		Canada: 5.6%
467,794		Barrick Gold Corp.	8,931,299	0.9
129,324		Canadian Imperial Bank of Commerce	10,099,869	1.1
322,421	@	Cenovus Energy, Inc.	9,238,266	1.0
431,964		Shaw Communications, Inc. — Class B	10,408,475	1.1
144,297		Thomson Reuters Corp.	4,729,073	0.5
214,531	@	TransCanada Corp.	9,350,725	1.0
			52,757,707	5.6

		China: 1.5%
2,970,000		BOC Hong Kong Holdings Ltd.	9,339,601	1.0
93,997		China Mobile Ltd. ADR	5,073,018	0.5
			14,412,619	1.5

		France: 7.0%
147,043		BNP Paribas	9,219,103	1.0
172,168		Capgemini S.A.	9,430,193	1.0
200,337		Cie de Saint-Gobain	9,343,468	1.0
316,344	@	Eutelsat Communications	9,460,892	1.0
478,112		Gaz de France	10,373,527	1.1
91,424		Sanofi	8,761,756	0.9
187,581		Vinci S.A.	9,678,603	1.0
			66,267,542	7.0

		Germany: 7.0%
91,045		Bayer AG	10,119,226	1.1
134,447		DaimlerChrysler AG	9,225,471	1.0
203,287		Deutsche Bank AG	8,824,850	0.9
747,444		Deutsche Telekom AG	9,569,101	1.0
580,763		E.ON AG	9,190,203	1.0
250,682		Metro AG	9,185,756	1.0
92,010		Siemens AG	9,745,335	1.0
			65,859,942	7.0

		Hong Kong: 0.5%
709,000		Cheung Kong Infrastructure Holdings Ltd.	4,783,121	0.5

		Israel: 0.6%
857,201		Israel Chemicals Ltd.	5,932,688	0.6

		Italy: 2.5%
257,261		Assicurazioni Generali S.p.A.	4,920,848	0.5
422,987		ENI S.p.A.	9,634,706	1.0
12,950,064		Telecom Italia S.p.A.	9,019,466	1.0
			23,575,020	2.5

		Japan: 8.3%
95,800		Astellas Pharma, Inc.	4,874,102	0.5
142,000		Canon, Inc.	4,247,025	0.5
368,000		Hoya Corp.	7,801,809	0.8
582,600		Itochu Corp.	6,558,461	0.7
1,615,400		Mitsubishi UFJ Financial Group, Inc.	9,414,238	1.0
757,600		Mitsui & Co., Ltd.	10,476,756	1.1
893,200		Nissan Motor Co., Ltd.	8,836,014	0.9
124,700		Secom Co., Ltd.	7,111,380	0.8
203,100		Sumitomo Mitsui Financial Group, Inc.	8,927,436	0.9
218,400		Takeda Pharmaceutical Co., Ltd.	9,883,626	1.1
			78,130,847	8.3

		Luxembourg: 1.0%
759,482		ArcelorMittal	9,716,546	1.0

		Netherlands: 3.1%
1,057,067		Aegon NV	7,524,381	0.8
124,166		Fugro NV	7,629,349	0.8
440,455		Royal Dutch Shell PLC	14,248,215	1.5
			29,401,945	3.1

		Singapore: 1.9%
3,202,000		Singapore Telecommunications Ltd.	8,792,116	0.9
585,000		United Overseas Bank Ltd.	9,096,097	1.0
			17,888,213	1.9

		Sweden: 1.8%
612,488		Telefonaktiebolaget LM Ericsson	7,203,347	0.8
651,826		Volvo AB — B Shares	9,383,200	1.0
			16,586,547	1.8

		Switzerland: 4.6%
328,380		Credit Suisse Group	9,465,362	1.0
203,519		Novartis AG	14,826,303	1.6
39,897		Roche Holding AG — Genusschein	9,944,934	1.0
36,776		Zurich Insurance Group AG	9,145,608	1.0
			43,382,207	4.6

		Taiwan: 1.4%
394,000		MediaTek, Inc.	4,809,023	0.5
515,248		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,532,507	0.9
			13,341,530	1.4

		United Kingdom: 8.5%
1,991,889		Barclays PLC	8,725,634	0.9
1,359,109		BP PLC	9,397,935	1.0
1,076,420		BT Group PLC	5,421,379	0.6
161,063	@	Ensco PLC	8,948,660	0.9
871,842		HSBC Holdings PLC	9,128,093	1.0
265,213		Imperial Tobacco Group PLC	8,768,987	0.9
1,715,788		J Sainsbury PLC	10,228,895	1.1

See Accompanying Notes to Financial Statements

1

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
1,312,918		Rexam PLC	9,930,587	1.0
221,409		Rio Tinto PLC	9,996,509	1.1
			80,546,679	8.5

		United States: 39.7%
223,672		AbbVie, Inc.	9,530,664	1.0
88,406		Amgen, Inc.	9,630,950	1.0
21,720		Apple, Inc.	10,578,726	1.1
208,388		Bristol-Myers Squibb Co.	8,687,696	0.9
113,580		Caterpillar, Inc.	9,374,893	1.0
202,250		CenturyTel, Inc.	6,698,520	0.7
79,366		Chevron Corp.	9,558,047	1.0
400,608		Cisco Systems, Inc.	9,338,172	1.0
166,618		Coach, Inc.	8,799,097	0.9
281,883		Dow Chemical Co.	10,542,424	1.1
278,823		Eli Lilly & Co.	14,331,502	1.5
161,700		ExxonMobil Corp.	14,093,772	1.5
749,141		First Niagara Financial Group, Inc.	7,566,324	0.8
474,496		Freeport-McMoRan Copper & Gold, Inc.	14,339,269	1.5
618,690		General Electric Co.	14,316,487	1.5
198,189		Hewlett-Packard Co.	4,427,542	0.5
384,811		Intel Corp.	8,458,146	0.9
180,585		JPMorgan Chase & Co.	9,124,960	1.0
128,450		KLA-Tencor Corp.	7,084,018	0.8
168,286		L Brands, Inc.	9,652,885	1.0
201,670		Macy’s, Inc.	8,960,198	0.9
99,000		McDonald’s Corp.	9,341,640	1.0
290,239		Metlife, Inc.	13,406,139	1.4
418,354		Microsoft Corp.	13,973,024	1.5
145,278		Molson Coors Brewing Co.	7,088,114	0.8
226,200		Northeast Utilities	9,267,414	1.0
103,531		Occidental Petroleum Corp.	9,132,470	1.0
529,219		Pfizer, Inc.	14,929,268	1.6
137,274		PNC Financial Services Group, Inc.	9,920,792	1.1
328,579		PPL Corp.	10,087,375	1.1
126,132		Procter & Gamble Co.	9,824,421	1.0
295,750		Public Service Enterprise Group, Inc.	9,588,215	1.0
185,611		St. Jude Medical, Inc.	9,356,651	1.0
116,454		TAL International Group, Inc.	4,984,231	0.5
289,579	@	Tyco International Ltd.	9,567,690	1.0
256,878		UGI Corp.	10,069,618	1.1
52,287		VF Corp.	9,788,649	1.0
241,316		Wells Fargo & Co.	9,913,261	1.0
			375,333,264	39.7

		Total Common Stock
		(Cost $848,786,400)	912,957,113	96.6

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
16,000,000	@	Put EUR/USD, Strike @ 1.295, Exp. 11/20/13 Counterparty: JPMorgan Chase & Co.	142,283	0.0
13,000,000	@	Put EUR/USD, Strike @ 1.272, Exp. 10/21/13 Counterparty: JPMorgan Chase & Co.	40,418	0.0
15,000,000	@	Put EUR/USD, Strike @ 1.265, Exp. 09/20/13 Counterparty: JPMorgan Chase & Co.	5,239	0.0
49,000,000	@	Put GBP/USD, Strike @ 1.486, Exp. 09/20/13 Counterparty: JPMorgan Chase & Co.	15,562	0.0
40,000,000	@	Put GBP/USD, Strike @ 1.511, Exp. 11/20/13 Counterparty: JPMorgan Chase & Co.	291,875	0.1
39,000,000	@	Put GBP/USD, Strike @ 1.477, Exp. 10/21/13 Counterparty: JPMorgan Chase & Co.	73,912	0.0
22,000,000	@	Put JPY/USD, Strike @ 105.200, Exp. 10/21/13 Counterparty: Goldman Sachs & Co.	43,325	0.0
25,000,000	@	Put JPY/USD, Strike @ 104.930, Exp. 09/20/13 Counterparty: Goldman Sachs & Co.	10,223	0.0
18,000,000	@	Put JPY/USD, Strike @ 102.600, Exp. 11/20/13 Counterparty: Goldman Sachs & Co.	152,348	0.0
			775,185	0.1

		Total Purchased Options
		(Cost $1,464,175)	775,185	0.1

		Total Investments in Securities (Cost $850,250,575)	$913,732,298	96.7
		Assets in Excess of Other Liabilities	31,209,687	3.3
		Net Assets	$944,941,985	100.0

@	Non-income producing security
ADR	American Depositary Receipt
Cost for federal income tax purposes is $850,432,604.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$100,486,256
Gross Unrealized Depreciation	(37,186,562)
Net Unrealized Appreciation	$63,299,694

Sector Diversification	Percentage of Net Assets
Financials	18.1%
Health Care	13.2
Industrials	11.1
Energy	10.7
Information Technology	10.3
Consumer Discretionary	9.3
Materials	7.2
Utilities	7.2
Consumer Staples	4.8
Telecommunication Services	4.7
Options on Currencies	0.1
Assets in Excess of Other Liabilities	3.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

2

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of August 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$11,056,569	$—	$11,056,569
Brazil	3,984,127	—	—	3,984,127
Canada	52,757,707	—	—	52,757,707
China	5,073,018	9,339,601	—	14,412,619
France	—	66,267,542	—	66,267,542
Germany	—	65,859,942	—	65,859,942
Hong Kong	—	4,783,121	—	4,783,121
Israel	—	5,932,688	—	5,932,688
Italy	—	23,575,020	—	23,575,020
Japan	—	78,130,847	—	78,130,847
Luxembourg	—	9,716,546	—	9,716,546
Netherlands	—	29,401,945	—	29,401,945
Singapore	—	17,888,213	—	17,888,213
Sweden	—	16,586,547	—	16,586,547
Switzerland	—	43,382,207	—	43,382,207
Taiwan	8,532,507	4,809,023	—	13,341,530
United Kingdom	8,948,660	71,598,019	—	80,546,679
United States	375,333,264	—	—	375,333,264
Total Common Stock	454,629,283	458,327,830	—	912,957,113
Purchased Options	—	775,185	—	775,185
Total Investments, at fair value	$454,629,283	$459,103,015	$—	$913,732,298
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(3,711,915)	$—	$(3,711,915)
Futures	(182,284)	—	—	(182,284)
Total Liabilities	$(182,284)	$(3,711,915)	$—	$(3,894,199)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING Global Equity Dividend and Premium Opportunity Fund Open Futures Contracts on August 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	31	09/20/13	$3,078,430	$(26,869)
Nikkei 225 Index	210	09/12/13	14,281,968	(77,357)
			$17,360,398	$(104,226)
Short Contracts
S&P 500 E-Mini	(47)	09/20/13	(3,833,555)	(78,058)
			$(3,833,555)	$(78,058)

See Accompanying Notes to Financial Statements

3

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

ING Global Equity Dividend and Premium Opportunity Fund Written OTC Options on August 31, 2013:

Number of Contracts/Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
5,000	BNP Paribas Bank	Call on Euro Stoxx 50® Index	2,814.373	EUR	09/20/13	$399,566	$(83,765)
5,300	Goldman Sachs & Co.	Call on Euro Stoxx 50® Index	2,716.690	EUR	09/06/13	434,335	(220,471)
5,000	UBS Warburg LLC	Call on Euro Stoxx 50® Index	2,838.432	EUR	10/04/13	422,104	(110,713)
5,000	BNP Paribas Bank	Call on FTSE 100 Index	6,603.140	GBP	09/20/13	988,839	(156,098)
4,900	Goldman Sachs & Co.	Call on FTSE 100 Index	6,562.550	GBP	09/06/13	1,025,801	(52,757)
5,000	UBS Warburg LLC	Call on FTSE 100 Index	6,468.471	GBP	10/04/13	987,649	(712,910)
168,400	Barclays Bank PLC	Call on Nikkei 225 Index	14,479.062	JPY	09/20/13	831,026	(53,087)
168,900	UBS Warburg LLC	Call on Nikkei 225 Index	13,633.180	JPY	10/04/13	854,920	(511,726)
156,200	UBS Warburg LLC	Call on Nikkei 225 Index	14,765.536	JPY	09/06/13	843,991	(402)
60,500	BNP Paribas Bank	Call on S&P 500 Index	1,656.989	USD	10/04/13	1,925,140	(1,000,647)
58,400	Citigroup, Inc.	Call on S&P 500 Index	1,702.546	USD	09/20/13	1,691,982	(89,094)
59,600	UBS Warburg LLC	Call on S&P 500 Index	1,683.650	USD	09/06/13	1,807,984	(22,624)
Options on Currencies
13,000,000	JPMorgan Chase & Co.	Call EUR/USD	1.353	USD	10/21/13	65,000	(48,334)
15,000,000	JPMorgan Chase & Co.	Call EUR/USD	1.356	USD	09/20/13	90,000	(8,095)
16,000,000	JPMorgan Chase & Co.	Call EUR/USD	1.377	USD	11/20/13	89,600	(37,478)
39,000,000	JPMorgan Chase & Co.	Call GBP/USD	1.572	USD	10/21/13	211,575	(224,700)
49,000,000	JPMorgan Chase & Co.	Call GBP/USD	1.588	USD	09/20/13	294,000	(30,689)
40,000,000	JPMorgan Chase & Co.	Call GBP/USD	1.603	USD	11/20/13	220,000	(121,376)
25,000,000	Goldman Sachs & Co.	Call JPY/USD	91.200	USD	09/20/13	225,000	(9,074)
18,000,000	Goldman Sachs & Co.	Call JPY/USD	91.580	USD	11/20/13	126,000	(90,111)
22,000,000	Goldman Sachs & Co.	Call JPY/USD	94.170	USD	10/21/13	143,000	(127,764)
Total Written OTC Options						$13,677,512	$(3,711,915)

See Accompanying Notes to Financial Statements

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Equity Dividend and Premium Opportunity Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: November 5, 2013

By	/s/ Todd Modic
Todd Modic Senior Vice President and Chief Financial Officer

Date: November 5, 2013